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          UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

                            FORM 8-K


        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of Earliest Event Reported): May 1, 1997


                    GULFMARK OFFSHORE, INC.
          (Exact name of Registrant as specified in its charter)


                  DELAWARE                           76-0526032
        (State or other jurisdiction of           (I.R.S. Employer
        incorporation or organization)            Identification No.)



          5 POST OAK PARK, SUITE 1170                   77027
               Houston, Texas
        (Address of principal executive offices)      (Zip Code)


     Registrant's telephone number, including area code:
     (713) 963-9522

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ITEM 5.  OTHER EVENTS

  On April 30, 1997, the stockholders of GulfMark International,
Inc., ("the Predecessor") approved a transaction to transfer the assets, liabilities and operations of its offshore marine services business (the "Marine Business") to GulfMark Offshore, Inc., ("New GulfMark") a new wholly owned subsidiary of the Predecessor. Immediately after the transfer of the Marine Business, the Predecessor spun-off New GulfMark by distributing all the common stock of New GulfMark to the Predecessor's stockholders ("the Distribution"). Following the Distribution, on May 1, 1997, a subsidiary of EVI, Inc., ("EVI") was merged ("the Merger") into the Predecessor, which then consisted solely of the Predecessor's remaining active business, the erosion control business ("Ercon"), as well as the Predecessor's investment in approximately 2.2 million shares of EVI common stock. The Predecessor survived the Merger as a subsidiary of EVI.

  Although the separation of the Marine Business from the remainder of the operations of the Predecessor was structured as a "spin-off" of New GulfMark for legal, tax and other reasons, New GulfMark succeeded certain important aspects of the Predecessor business, organization and affairs, namely: (i) the Marine Business conducted by New GulfMark consisting of over half of the assets, revenues and operating income of the businesses, operations and companies previously constituting the Predecessor; (ii) each member of the Board of Directors of the Predecessor became a Director of New GulfMark; (iii) New GulfMark's management is substantially the same as the management of the Predecessor; and (iv) New GulfMark retained as its headquarters the former headquarters of the Predecessor. Consequently, the consolidated financial statements present the net assets and results of operations of Ercon and the EVI investment as discontinued operations.

  In connection with the Distribution, two shares of New GulfMark common stock ($.01 par value) were issued for each share of the Predecessor common stock ($1.00 par value). Also in connection with the Merger, the Predecessor stockholders received shares of EVI common stock. Subsequent to the Distribution and Merger, the common equity of GulfMark Offshore, Inc. relates solely to the shares of New GulfMark common stock issued in the Distribution and represents the historical retained earnings of the Marine Business.


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  For purposes of these condensed consolidated financial
statements, "GulfMark" or the "Company" refers to the Predecessor and its subsidiaries prior to the Distribution and to GulfMark Offshore, Inc. and its subsidiaries subsequent to the Distribution.

  As the Merger occurred after the close of the first quarter but before the filing deadline for Form 10-Q, no such report was filed by the Predecessor. This current report on Form 8-K is being filed in order to report the financial condition and results of operations as of and for the three months ended March 31, 1997.

     The unaudited condensed consolidated financial statements included herein have been prepared by the Registrant and reflect all adjustments, consisting of normal recurring adjustments, which the Company considers necessary for the fair presentation of such financial statements for the periods indicated, including the restatement of the Company's equity and presentation of the net assets and operations of the non-Marine Business of the Predecessor as discontinued operations. Certain information relating to the Company's organization and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles has been condensed or omitted in this Form 8-K pursuant to such rules and regulations. However, the Company believes that the disclosures herein are adequate to make the information presented not misleading. It is suggested that these financial statements be read in conjunction with the financial statements and notes thereto included in the Company's Registration Statement on Amendment No. 1 to Form S-4 filed with the Securities and Exchange Commission March 31, 1997.


















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             GULFMARK OFFSHORE, INC. AND SUBSIDIARIES
               CONDENSED CONSOLIDATED BALANCE SHEETS
                         (UNAUDITED)

                                                                         March 31,     December 31,
                                                                                 1997           1996
                                                                              ---------       -------
                                             ASSETS                                 (In thousands)
CURRENT ASSETS:
  Cash and cash equivalents...............................................   $  10,233       $ 17,234
  Accounts receivable.....................................................      10,870          8,939
  Inventory, prepaids and other...........................................         761            675
  Net assets of discontinued operations...................................      14,881         14,837
                                                                               -------        -------
    Total current assets..................................................      36,745         41,685

VESSELS AND EQUIPMENT, at cost, net of accumulated depreciation
 of $20,049,000 in 1997 and $19,504,000 in 1996...........................      94,912         87,405

OTHER ASSETS..............................................................       2,995          2,217
                                                                               -------        -------
                                                                             $ 134,652      $ 131,307
                                                                               =======        =======
                                LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Short-term borrowings and current portion of long-term debt.............   $  13,840      $   9,341
  Accounts payable........................................................       2,338          1,931
  Other accrued liabilities...............................................       3,154          1,628
                                                                               -------        -------
    Total current liabilities.............................................      19,332         12,900
                                                                               -------        -------
LONG-TERM DEBT............................................................      50,005         50,811

DEFERRED TAXES AND OTHER..................................................       5,260          5,079

MINORITY INTEREST.........................................................         414            501

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
  Common stock, $.01 par value; 15,000,000 shares authorized;
    6,679,904 and 6,679,904 shares issued and outstanding.................          67             67
  Additional paid-in capital..............................................      26,793         26,793
  Retained earnings.......................................................      35,646         36,676
  Cumulative translation adjustment.......................................      (2,865)        (1,520)
                                                                               -------        -------
    Total stockholders' equity............................................      59,641         62,016
                                                                               -------        -------
                                                                             $ 134,652      $ 131,307
                                                                               =======        =======

The accompanying notes are an integral part of these consolidated financial statements.










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                GULFMARK OFFSHORE, INC. AND SUBSIDIARIES
               CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                               (UNAUDITED)

                                                                       Three Months Ended
                                                                             March 31,
                                                                      --------------------
                                                                        1997        1996
                                                                      --------    --------
                                                                      (In thousands, except
                                                                         per share amounts)
REVENUES..........................................................    $  9,679    $  6,623
COSTS AND EXPENSES:
  Direct operating expenses.......................................       4,302       3,641
  General and administrative expenses.............................       1,281         966
  Depreciation and amortization...................................       1,604       1,113
                                                                       -------     -------
                                                                         7,187       5,720
                                                                       -------     -------
OPERATING INCOME .................................................       2,492         903

OTHER INCOME (EXPENSES):
  Interest expense................................................      (1,226)       (798)
  Interest income.................................................          94          55
  Minority interest...............................................          63          57
  Other...........................................................          19           3
                                                                       -------     -------
                                                                        (1,050)       (683)
                                                                       -------     -------
 Income from continuing operations before taxes...................       1,442         220
INCOME TAX PROVISION..............................................         398           9
                                                                       -------     -------
INCOME FROM CONTINUING OPERATIONS.................................       1,044         211

INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAXES..........        (648)       (164)

LOSS ON DISPOSAL OF DISCONTINUED OPERATIONS, NET OF TAXES.........      (1,426)         --
                                                                       -------     -------
NET INCOME (LOSS).................................................    $ (1,030)   $     47
                                                                       =======     =======

EARNINGS PER SHARE:
 Income from continuing operations.................................   $   0.16    $   0.03
  Income (loss) from discontinued operations, net of taxes.........      (0.10)      (0.02)
  Loss on disposal of segment, net of taxes........................      (0.21)         --
                                                                       -------     -------
                                                                      $  (0.15)       0.01
                                                                       =======     =======
WEIGHTED AVERAGE SHARES...........................................       6,680       6,672
                                                                       =======     =======


The accompanying notes are an integral part of these condensed consolidated financial statements.








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               GULFMARK OFFSHORE, INC. AND SUBSIDIARIES
            CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (UNAUDITED)

                                                                                 Three Months Ended
                                                                                       March 31,
                                                                                ----------------------
                                                                                  1997           1996
                                                                                -------        -------
                                                                                     (In thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income (loss).........................................................    $ (1,030)      $     47
 Loss from discontinued operations, net....................................         648            164
 Loss on disposal of discontinued operations, net..........................       1,426             --
                                                                                -------        -------
 Income from continuing operations.........................................       1,044            211
 Adjustments to reconcile income from continuing operations to net cash provided by continuing operations:
  Depreciation and amortization............................................       1,604          1,113
  Deferred and other income tax provision..................................         316            (10)
  Minority interest........................................................         (87)           (57)

  Change in operating assets and liabilities:
      Accounts receivable..................................................      (2,147)          (406)
      Inventory, prepaids and other........................................         (94)           189
      Accounts payable.....................................................         467            (32)
      Other accrued liabilities............................................         196            285
  Other, net...............................................................         (66)            83
                                                                                -------        -------
      Cash provided by continuing operations...............................       1,233          1,376
      Cash flow from discontinued operations...............................        (692)          (721)
                                                                                -------        -------
      Net cash provided by operating activities............................         541            655

CASH FLOWS FROM INVESTING ACTIVITIES:
 Purchases of vessels and equipment........................................     (11,516)       (12,182)
 Expenditures for drydocking and main engine overhaul......................      (1,328)           (68)
                                                                                -------        -------
      Net cash used by investing activities................................     (12,844)        (12,250)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from debt, net of direct financing costs........................       7,087         12,387
  Repayments of debt.......................................................      (1,345)          (450)
                                                                                -------        -------
      Net cash provided by financing activities............................       5,742         11,937
  Effect of exchange rate changes on cash..................................        (440)           (15)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS.......................      (7,001)           327

CASH AND CASH EQUIVALENTS AT BEGINNING OF THE PERIOD.......................      17,234          5,136
                                                                                -------        -------
CASH AND CASH EQUIVALENTS AT END OF THE PERIOD.............................    $ 10,233       $  5,463
                                                                                =======        =======
SUPPLEMENTAL CASH FLOW INFORMATION:
Interest paid..............................................................    $  1,212       $    655
                                                                                =======        =======
Income taxes paid..........................................................    $     13       $     21
                                                                                =======        =======

The accompanying notes are an integral part of these condensed consolidated financial statements.




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                 GULFMARK OFFSHORE, INC. AND SUBSIDIARIES
           CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                              (UNAUDITED)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


New Accounting Pronouncements
  In February 1997, the Financial Accounting Standards Board issued SFAS No. 128, which is effective after December 15, 1997. The statement simplifies the computation of earnings per share and requires restatement for all prior period earnings per share data presented. Earnings per share calculated in accordance with SFAS 128 would be unchanged for the periods presented.


(2)  VESSEL ACQUISITIONS

  The Company contracted with a shipyard in Norway for the construction of two UT 755 design vessels for deployment in the North Sea. The first vessel, named the Highland Piper, was delivered on March 15, 1996. The second vessel named the Highland Drummer was delivered on January 3, 1997. Included in capital expenditures for the three months ended March 31, 1997, is $12,850,000 related to the final construction payment on the Highland Drummer. Funding for this payment was provided through additional borrowings of approximately $7,254,000 under an existing British Pound Sterling bank facility.

(3) DISCONTINUED OPERATIONS

  The following selected financial information for discontinued operations includes the assets of Ercon and the investment in 2.2 million shares of EVI, Inc. and is presented for informational purposes only and does not necessarily reflect what the results of operations and financial position would have been had it operated as a stand-alone entity.

     Summary Operating Data for Discontinued Operations

                                               Three Months Ended
                                                    March 31,
                                           -------------------------
                                               1997          1996
                                             --------      --------
                                                  (In Thousands)
Total revenue............................    $   818       $   538
Loss before income taxes.................    $  (878)      $  (192)


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            Net Assets of Discontinued Operations

                                              March 31,     December 31,
                                                1997            1996
                                            ------------    ------------
                                                   (In Thousands)
Net current assets (liabilities)..........   $    152      $    (253)
Net noncurrent assets.....................     14,729         15,090
                                             --------      ---------
Total net assets..........................   $ 14,881       $ 14,837
                                             ========       ========



                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     GulfMark Offshore, Inc.
                                            (Registrant)



                                    By:  /s/  Frank R. Pierce
                                       -----------------------------
                                              Frank R. Pierce
                                         Executive Vice President
                                       (Principal Financial Officer)



                                     By:  /s/  Kevin Mitchell
                                        ------------------------------
                                               Kevin Mitchell
                                                 Controller
                                       (Principal Accounting Officer)

Date: May 30, 1997






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